UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

TRUPANION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

907 NW Ballard Way

Seattle, Washington 98107

(Address of principal executive offices, including zip code)

(855) 727-9079

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2014, Trupanion, Inc. (the “Company”) caused its wholly-owned Canadian subsidiary Trupanion Brokers Ontario, Inc. (the “Subsidiary”) to enter into an Agency Agreement with Omega General Insurance Company (“Omega”) dated effective January 1, 2015. The Agency Agreement replaces an agreement that the Subsidiary had with Omega, effectively continuing the fronting relationship whereby Omega will continue to write the Company’s medical plan for cats and dogs in Canada. The Agency Agreement will remain in effect until December 31, 2017 but may be terminated by either party with one year’s prior written notice.

The Company expects to file the Agency Agreement as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Darryl Rawlings
Darryl Rawlings
Chief Executive Officer

Date: January 6, 2015

3